EXHIBIT 10.5(i)


                                   AMENDMENT NO. 1
                                          TO
                                    BANK AGREEMENT
                                         FOR
                              11% DEBENTURES - SERIES 3


                    AMENDMENT NO. 1, DATED AS OF DECEMBER   , 1996 (THE
                                                          --
          "AMENDMENT"), TO BANK AGREEMENT, dated as of October 17, 1991 (the "Agreement"), with respect to 11% Debentures due December 31, 1996, Series 3 (the "Debentures") between J&B Management Company ("J&B") and its affiliates: Leisure Centers Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. (collectively, the "Affiliates") and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, J&B, the Affiliates and the Bank have heretofore entered into the Agreement;

                    WHEREAS, Grand Court Lifestyles, Inc. (the "Company") has acquired substantially all of the assets of J&B, subject to substantially all of J&B's liabilities;

                    WHEREAS, the Company has assumed the obligations of J&B relating to the Debentures;

                    WHEREAS, the Company is successor by merger to each of the Affiliates; and

                    WHEREAS, the Company and the Bank desire to amend the Agreement;

                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein, the Company and the Bank agree as follows:

                    1. The Agreement is hereby amended by adding the following Section 5.8:

                         "Section 5.8.  Principal Amount of
                                        -------------------
                         Debentures Payable  Without Presentment or
                         ------------------------------------------
                         Surrender.  The principal amount of the Debentures
                         ---------
                         and any interest then due shall be payable at maturity without presentment or surrender of the Debentures. Notwithstanding anything herein or in the Debentures to the contrary, the unpaid principal amount thereof recorded by the Bank in

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                         its register shall be controlling as to the
                         remaining unpaid principal amount thereof."

                    2. The Agreement is hereby amended by adding the following Section 7.9:

                         "Section 7.9.  Matured Set Aside
                                        -----------------
                         Purchase Notes.  The Bank shall return promptly to
                         --------------
                         the Company matured Set Aside Purchase Notes (the "Matured Set Aside Purchase Notes") after the delivery by the Company to the Bank of sufficient funds to make payment of all principal and interest on the Debentures at maturity pursuant to
                         Section 5.8. In addition to the return of those Matured Set Aside Purchase Notes, the Bank shall
                         (i) execute and deliver to the Company an instrument prepared by the Company effecting a release by the Bank of the existing assignment of the security interest and Purchase Agreement covering the related Purchased Partnership Interest, (ii) file with the appropriate governmental authorities indicated by the Company, financing statements delivered by the Company to the Bank recording the termination of the Bank's security interest and assignment granted under this Bank Agreement and (iii) return to the Company the Consent and Agreement described in
                         Section 7.2(c) hereof and the Consent, Assignment and Agreement described in Section 7.3(c) hereof, each as relates to such Matured Set Aside Purchase Note."

                    3. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

                    4. This Amendment may be executed in several counterparts, each of which when executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.








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                    5.   Except as provided herein, all provisions, terms
          and conditions of the Agreement shall remain in full force and effect. As amended hereby, the Agreement is ratified and confirmed in all respects.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the date first above written.


          GRAND COURT LIFESTYLES, INC.            THE BANK OF NEW YORK


          By:   /s/ Bernard M. Rodin              By:  /s/  Mark G. Walsh
             -----------------------                 ---------------------
          Name:  Bernard M. Rodin                 Name:  Mark G. Walsh
          Title:  President                       Title:  Assistant Vice
                                                            President